UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2002



                                  Probex Corp.
             (Exact name of registrant as specified in its charter)



          Delaware                      001-15567                33-0294243
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

               15510 Wright Brothers Drive
                      Addison, TX                                  75001
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (972) 788-4772



          (Former name or former address, if changed since last report)

Item 7.  Financial Statement and Exhibits

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

             Exhibit
             Number                  Description of Exhibit

             10.37 Common Stock Purchase Agreement, dated as of August 29, 2002, by and between Probex Corp. and Fusion Capital Fund II, L.L.C.

             99.1                   Press Release dated September 10, 2002.

Item 9. Regulation FD Disclosure

         On September 10, 2002, Probex Corp. announced that it had entered into a Common Stock Purchase Agreement with Fusion Capital Fund II, L.L.C. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. Additionally, a copy of the Common Stock Purchase Agreement is filed as Exhibit
10.37 to this current report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROBEX CORP.



Date:   September 10, 2002                  By:  /s/ Bruce A. Hall
                                                 -------------------------------
                                            Name:    Bruce A. Hall
                                            Title:   Senior Vice President
                                                     and Chief Financial Officer

                                INDEX TO EXHIBITS
             Exhibit
             Number                  Description of Exhibit

             10.37 Common Stock Purchase Agreement, dated as of August 29, 2002, by and between Probex Corp. and Fusion Capital Fund II, L.L.C.

             99.1                   Press Release dated September 10, 2002.